EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the "Company") on Form 10-Q for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 10, 2007         By:  /s/ MICHAEL S. DUNLAP
                            --------------------------------------
                            Name: Michael S. Dunlap
                            Title:  Chairman and Co-Chief Executive Officer


                            By:  /s/ STEPHEN F. BUTTERFIELD
                            --------------------------------------
                            Name: Stephen F. Butterfield
                            Title:  Vice-Chairman and Co-Chief Executive Officer


                            By:  /s/ TERRY J. HEIMES
                            --------------------------------------
                            Name: Terry J. Heimes
                            Title:  Chief Financial Officer